                                  SCHEDULE 14A
                                   (Rule 14a)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           PACIFIC INNOVATIONS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           PACIFIC INNOVATIONS TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

PACIFIC LIFE INSURANCE COMPANY

                                                                  April 14, 1998

Dear Variable Contract Owner:

We are pleased to enclose a Notice and Proxy Statement for the Special Meeting of the Shareholders (the "Meeting") of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund (each a "Fund" and collectively the "Funds") of the Pacific Innovations Trust, a Delaware Business Trust (the "Trust"), along with your voting instruction(s)/proxy card(s).

The Meeting is scheduled to be held at 9:00 a.m. Eastern Standard Time, on Monday, May 18, 1998 at the offices of the Funds, 400 Bellevue Parkway, Wilmington, Delaware. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to each Fund and to you as owner of a Pacific Innovations variable contract ("Contract") having an interest in one or more of the Funds. As all or part of your Contract value was allocated to one or more of the Fund Subaccounts on the record date, April 2, 1998, you are entitled to receive information and provide voting instructions to Pacific Life Insurance Company ("Pacific Life") on issues placed before the shareholders of each Fund. You can give voting instructions to Pacific Life based on the number of shares in the Funds in which you had an interest on the record date which are shares shown on the enclosed voting instruction(s)/proxy card(s).

The purpose of the Meeting is: (1) to elect nine (9) Trustees to the Board of Trustees; (2) to approve the Amended and Restated Management Agreement (the "Amended and Restated Management Agreement") dated April 2, 1998 between the Trust and Robertson, Stephens & Company Investment Management, L.P. ("RSIM"); and (3) to approve the selection of Price Waterhouse LLP as the Trust's independent auditors for the current fiscal year [and to terminate the current independent auditors of the Trust]. The election of Trustees to the Board of the Trust is being sought in connection with a proposed restructuring of the Boards of all the funds managed by RSIM. The Amended and Restated Management Agreement reflects the assumption of the Trust's Management Agreement by RSIM on March 1, 1998. The Board of Trustees has voted [unanimously] to approve proposal 1 and 2 and to recommend that shareholders elect each nominee for Trustee and approve the Amended and Restated Management Agreement and the appointment of Price Waterhouse LLP as the Trust's Independent auditors for the current fiscal year and termination of the Trust's independent auditors as described in the attached Proxy Statement.

Pacific Life will vote shares of the Funds held by each separate Subaccount according to instructions received from Contract owners having an interest in the Funds. If you don't give voting instructions to Pacific Life, the shares in which you have an interest will be voted in proportion to the responses received from other Contract owners having an interest in the Funds. As provided in the proxy statement, the Funds' shares attributed to investment by Pacific Life's subsidiary will also be voted in proportion to the vote by Contract owners.

Please complete and return the voting instruction(s)/proxy card(s) in the enclosed postage-paid envelope if you want to exercise your voting rights. You may also give voting instructions in person at the Special Meeting of Shareholders. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas C. Sutton
Chairman of the Board and Chief Executive Officer

                            PACIFIC INNOVATIONS TRUST

                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809


MONEY MARKET FUND                                  MID-CAP EQUITY FUND
MANAGED BOND FUND                                 AGGRESSIVE GROWTH FUND
CAPITAL INCOME FUND                                 INTERNATIONAL FUND
BLUE CHIP FUND



NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
MAY 18, 1998


April 14, 1998

To the Shareholders:

You are invited to attend a Special Meeting (the "Meeting") of the shareholders of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund (each a "Fund" and collectively the "Funds") of the Pacific Innovations Trust, a Delaware Business Trust (the "Trust"). The meeting will be held at the offices of the Trust, 400 Bellevue Parkway, Wilmington, Delaware, on Monday, May 18, 1998, at 9:00 a.m., Eastern Standard Time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

         1.       To elect nine (9) Trustees to the Board of Trustees;

         2. To approve the Amended and Restated Management Agreement between the Trust and Robertson, Stephens & Company Investment Management, L.P.; and

         3. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year [and to terminate the current independent auditors of the Trust].

The Board of Trustees of the Trust has fixed the close of business on April 2, 1998 as the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share of each Fund held.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED VOTING
INSTRUCTION/PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR VOTING INSTRUCTION/PROXY PROMPTLY.

Cathy G. O'Kelly
Secretary

                            PACIFIC INNOVATIONS TRUST

                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

MONEY MARKET FUND                          MID-CAP EQUITY FUND
MANAGED BOND FUND                          AGGRESSIVE GROWTH FUND
CAPITAL INCOME FUND                        INTERNATIONAL FUND
BLUE CHIP FUND


                                 PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund (each a "Fund" and collectively the "Funds") of the Pacific Innovations Trust, a Delaware Business Trust (the "Trust"), of proxies to be voted at the Special Meeting of Shareholders of the Trust to be held on Monday, May 18, 1998, and any and all adjournments thereof (the "Meeting"). The date of the first mailing of the Notice, Proxy Statement and the accompanying voting instruction/proxy card will be on or about April 14, 1998.

INTRODUCTION

On June 8, 1997, BankAmerica Corporation ("BankAmerica"), parent of Bank of America National Trust and Savings Association ("Bank of America"), the Funds' former manager, entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities were merged into a wholly owned subsidiary of BankAmerica. Upon the consummation of those mergers on October 1, 1997, BankAmerica became the owner of the entire beneficial interest in Robertson Stephens & Company Investment Management, L.P. ("RSIM" or the "Manager") and RS Investment Management, Inc. ("RSIM, Inc.").

As of March 1, 1998, BankAmerica consolidated Bank of America's investment advisory division with RSIM. As of the time of the consolidation, both RSIM and RSIM, Inc. and their investment affiliates in the Robertson Stephens Management group had in excess of $5 billion under management in public and private investment pools. Bank of America's investment advisory division had in excess of $60 billion under management. Virtually all of the investment advisory, administrative, and support personnel at Bank of America who are responsible for providing services to the Funds became authorized to act on behalf of RSIM. No change in the investment advisory or research personnel for the Funds and no material changes in the support personnel servicing the Funds occurred as a result of the consolidation.

In connection with the consolidation of Bank of America's investment advisory division with RSIM, the Management Agreement dated February 27, 1997 between the Trust and Bank of America (the "Management Agreement") was assumed by RSIM. The assumption of the Management Agreement by RSIM was approved by the Board of Trustees, including a majority of the Board members who are not interested persons as that term is defined in the Investment Company Act of 1940 ("1940 Act"), at a meeting held on February 3, 1998. Based upon a determination that the assumption of the Management Agreement did not constitute an assignment which would terminate the investment advisory agreement as defined in the 1940 Act, no shareholder approval was sought for such action. RSIM provides the same services for the same fees as provided by Bank of America under the Management Agreement.

                        PROPOSAL 1: ELECTION OF TRUSTEES

INTRODUCTION. At the Meeting, shareholders of each Fund will be asked to consider the election of nine (9) Trustees, who will constitute the entire Board of the Trust. As a result of the consolidation of its investment advisory businesses and the assumption of the Management Agreement, management has concluded that a restructuring of the boards of the registered investment companies advised by BankAmerica affiliates (the "Bank of America/Robertson Stephens Complex") so that all boards of the Bank of America/Robertson Stephens Complex would have common board members, would be in the best interests of such funds and recommended that action to the Board of the Trust. The Board considered the recommendation and concluded that the election of common board members to all funds will result in a number of benefits including the following: (1) the new Board would be better positioned to provide effective oversight in that its members would have detailed information about all of the funds in the Bank of America/Robertson Stephens Complex; (2) by bringing together members of the boards of Bank of America sponsored funds and the Robertson Stephens sponsored funds, the new Board would have a more complete historical background of the new Bank of America/Robertson Stephens Complex; (3) the Funds would benefit from reduced expenses resulting from the elimination of multiple Board meetings and the spreading of meeting costs among all funds in the Bank of America/Robertson Stephens Complex; and (4) communications between the new Board and management should be more effective given the reduction in the time and effort required by management to keep multiple boards informed and to be responsive to multiple boards' needs.

The Board, at a meeting on April 2, 1998, unanimously approved the proposed restructuring of the Board. Therefore, the Board is proposing that, at the Meeting shareholders elect the nine (9) Trustees listed below to serve as Trustees of the Trust. Also at the April 2, 1998 meeting, the Board unanimously approved amendments to the Declaration of Trust which changed the provisions regarding the term of office for a Trustee such that a Trustee's term would not automatically end on the attainment of age 72 and that a Trustee's term would end upon the election of his or her successor at a shareholders meeting called for the purpose of electing Trustees. All of the nominees are proposed to serve on each of the Bank of America/Robertson Stephens Complex fund boards with the exception of Mr. Joanning, who currently serves and is proposed to continue serving only on the board of the Trust. Messrs. Edward S. Bottum, Robert E. Greeley, and Harold T. Joanning were elected to the Board of the Trust by the initial shareholder of the Trust on February 27, 1997. Messrs. Auerbach, Fletcher, Glynn, Peterson, Pilara and Pings are recommended for election by shareholders for the first time. The Board and management wish to express their great appreciation to Messrs. Carmichael and Privat, current Board members who will not continue on the Board, for their contributions to the Trust.

TRUSTEES. It is intended that the voting instructions/proxies will be voted for the election of the nominees for election as Trustee described in the table below. All of the nominees have consented to serve as Trustees of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, the voting instructions/proxies may be voted for such other person(s) as shall be determined by the persons acting under the voting instructions/proxies in their discretion.

                    NAME, AGE, PRINCIPAL                                        YEAR FIRST BECAME
                OCCUPATION AND AFFILIATIONS                                         A TRUSTEE
                ---------------------------                                     ------------------

Leonard B. Auerbach (51)                                                             Nominee

   Trustee, Robertson Stephens Investment Trust (registered investment company)
   (since 1987); President and Chairman, Auerbach Associates, Inc. (management consulting firm) (since 1979); President, LBA&C, Inc. (since 19__); formerly
   President, Tuttle & Auerbach Securities, Inc. (introducing broker trading futures on behalf of institutional hedging clients and individuals) (from
   1989 to July 1997) CEO and Chairman, All Performance Mortgage Trust (provider of mortgage investment capital) (since 1997); Director, Roelof Mining Inc.
   (since 19__); Chairman, Intraview Systems Corporation (from 19__ to March
   1986); General Partner, Tuttle & Co. (from 1989 - 1997) Limited Partner,
   Robertson Stephens Residential Fund L.P., RS Property Fund I, L.P., and
   Robertson Stephens Commercial Property Fund, L.P., (since 19__), of which
   RSRF Company L.L.C., RSRE II, L.L.C., and Robertson Stephens & Company, Inc., respectively, affiliates of RSIM and RSIM, Inc., are the general partners.

Edward S. Bottum (63)                                                                1996

   Managing Director, Chase Franklin Corporation (venture capital firm) (since
   1990); Trustee, Time Horizon Funds (since 1995); formerly Vice Chairman of
   Continental Bank N.A. (retired 1990); formerly Trustee, 231 Funds (February
   1993 to August 1995).

Douglas B. Fletcher (73)                                                             Nominee

   Chairman of the Board and Chief Executive Officer, Fletcher Capital Advisor,
   Incorporated (registered investment advisor) (since 1991); Director, Pacific
   Horizon Funds, Inc. (since 1985); Partner, Newport Partners (private venture capital firm) (since 1981); Director, FCA Securities Inc. (registered broker/dealer) (since 1996); Chairman of the Board and Chief Executive
   Officer, First Pacific Advisors, Inc. (registered investment adviser) and seven investment companies under its management (prior to 1983); former
   Allied Member, New York Stock Exchange; Chairman of the Board of FPA
   Paramount Fund, Inc. (through 1984); Chairman, TIS Mortgage Investment
   Company (real estate investment trust); Trustee and former Vice Chairman of the Board, Claremont McKenna College; Chartered Financial Analyst.

John W. Glynn, Jr. (57)                                                              Nominee

   Trustee, Robertson Stephens Investment Trust (registered investment company)
   (since 1997); Principal and Chairman, Glynn Capital Management (investment management firm) (since 1983); Director, Neurex Corporation (since 19__);
   Director, Sterling Payot Company (private investment banking firm) (since
   19__); Special Limited Partner, New Enterprise Associates (since 1984)
   Limited Partner, The Orphan Fund (from 19__ to June 1997) of which RSIM is a general partner; Lecturer at the Darden School of Business at the University of Virginia and at the Stanford Business School.

*Robert E. Greeley (66)                                                              1996

   Chairman, Page Mill Asset management (a private investment company) (since
   1991); Director, Pacific Horizon Funds, Inc. (since 1994), Morgan Grenfell
   Small Cap Fund (since 1986); Trustee, Master Investment Trust Series I (since
   1993), Master Investment Trust, Series II (from 1993 to 1997), Time Horizon
   Funds (registered investment companies) (since 1995); formerly Director,
   Bunker Hill Income Securities, Inc. (from 1989 to 1994); Trustee, SunAmerica
   Fund Group (previously Equitec Siebel Fund Group) (registered investment companies) (from 1984 to 1992); formerly Director, Manager, Corporate
   Investments, Hewlett Packard Company (from 1979 to 1991).


                            NAME, AGE, PRINCIPAL                                YEAR FIRST BECAME
                         OCCUPATION AND AFFILIATIONS                                A TRUSTEE
                         ---------------------------                            -----------------
Harold  T. Joanning (69)                                                             1996

   Retired. Formerly Executive Vice President, Finance and Administration,
   Pacific Mutual Life Insurance Company (from 1980 to 1991).

James K. Peterson (57)                                                               Nominee

   Trustee, Robertson Stephens Investment Trust (registered investment company)
   (since 1987); Managing Director, Siguler Guff Advisers, L.L.C. (investment advisory firm) (since 19__); Managing Director, Oak Glen Consulting, LLC
   (since 1996) Director, IBM Retirement Funds (from April 1988 to October
   1996); Limited Partner, Robertson Stephens Residential Fund, L.P. (since
   19__), of which RSRF Company L.L.C., an affiliate of RSIM and RSIM, Inc., is the general partner.

*Andrew P. Pilara, Jr. (56)                                                          Nominee

   Managing Director, Robertson Stephens Investment Management Company (since
   19___); President and Trustee, Robertson Stephens Investment Trust
   (registered investment company) (since 1997); Portfolio Manager, The
   Robertson Stephens Global National Resources, Global Value and Partners
   Funds and member of the Contrarian Fund team (since August 1993); President,
   Pilara Associates (investment advisory firm) (from 1974 to 19___).

Cornelius J. Pings (69)                                                              Nominee

   President, Association of American Universities (since February 1993);
   Provost (from 1982 to January 1993) and Senior Vice President for Academic
   Affairs (from 1981 to January 1993), University of Southern California;
   Director, Pacific Horizon Funds, Inc. (since 1984); Trustee, Master
   Investment Trust, Series I (since 1995); former Trustee, Master Investment
   Trust, Series II (from October 1995 to February 1997); Director, Farmers
   Group, Inc. (insurance company) (since 1991).


---------------

* "Interested Person" as defined in the Investment Company Act of 1940. Mr. Pilara is an "affiliated" person of RSIM. Mr. Greeley is an "interested" person solely by reason of his position as President of the Trust.

The term of office of each person elected as a Trustee will be until he or she dies, resigns, is declared incompetent by a court of appropriate jurisdiction, or is removed.

Mr. Glynn is a director of Sterling Payot Company, Mr. Bottum is a director of Chase Franklin Corporation and Mr. Fletcher is a director of FCA Securities, Inc. Sterling Payot, Chase Franklin and FCA Securities are registered broker dealers with the Securities and Exchange Commission. Sterling Payot, Chase Franklin and FCA Securities do not execute portfolio transactions for any of the Funds nor do they engage in principal transactions with or act as distributor for any of the Funds. Mr. Glynn, Mr. Bottum and Mr. Fletcher have advised the Trust that Sterling Payot, Chase Franklin and FCA Securities will not execute portfolio transactions for, engage in principal transactions with, or act as distributor for, any of the Funds during any period when he is a Trustee of the Trust. The Board of Trustees has determined that none of the Funds nor their shareholders will be adversely affected as a result of Sterling Payot, Chase Franklin and FCA Securities not executing such transactions for the Funds or engaging in such principal transactions with or acting as distributor for the Funds. Accordingly, Mr. Glynn, Mr. Bottum and Mr. Fletcher will not be considered interested persons of the Trust due to their respective relationships with Sterling Payot, Chase Franklin and FCA Securities.

In the fiscal year of the Trust ended December 31, 1997, the Trustees met five times. Each of the current trustees attended 75% or more of the meetings of the Board. The Board currently has no committees.

For his or her services as Trustee of all of the Funds of the Trust, each Trustee currently receives an annual retainer of $6,000 with a fee of $1,000 for each day of board meetings attended in person plus $500 for each telephone board meeting attended. Edward S. Bottum receives an additional $2,000 per annum as Chairman of the Board. Each Trustee also is reimbursed for out-of-pocket expenses incurred as a Trustee. It is anticipated that upon the restructuring of the Board, the Trustees may change the structure for trustee compensation. The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended December 31, 1997, to the Trustees who are not affiliated with Bank of America or with RSIM or with Scudder Kemper Investments, Inc. or Wellington Management Company, LLP (the "Sub-Advisers") and the aggregate compensation paid to such Trustees for services on the Trust's Board and that of all other funds in the "Trust Complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                              PENSION OR
                                              RETIREMENT
                                              ESTIMATED       COMPENSATION
                              AGGREGATE    BENEFITS ACCRUED      ANNUAL            TOTAL
                             COMPENSATION   AS PART OF FUND   BENEFITS UPON     FROM THE TRUST
           NAME             FROM THE TRUST*   EXPENSES         RETIREMENT   AND TRUST COMPLEX (1)
           ----             --------------- --------------   ------------   ---------------------
Leonard B. Auerbach (2)           $0              $0              $0           $46,488
Edward S. Bottum (3)         $15,000              $0              $0           $29,125
Douglas B. Fletcher (2)           $0              **              **          $109,240
John W. Glynn, Jr. (2)            $0              $0              $0           $46,488
Robert E. Greeley (4)        $13,500              **              **          $116,730
Harold T. Joanning           $13,500              $0              $0           $13,500
James K. Peterson (2)             $0              $0              $0           $46,488
Cornelius J. Pings (2)            $0              **              **          $152,019

-----------------------

(1) The "Trust Complex" currently consists of the Trust, Master Investment Trust, Series I, Time Horizon Funds, World Horizon Funds, The Pacific Horizon Funds, Inc. and the Seafirst Retirement Funds, which were merged into the Pacific Horizon Funds on June 23, 1997, and the Robertson Stephens Investment Trust.

(2) Nominee. Messrs. Auerbach, Glynn and Peterson currently serve as Trustees of the Robertson Stephens Investment Trust. Mr. Pings currently serves as Trustee for the Master Investment Trust, Series I and Director for The Pacific Horizon Funds, Inc. Mr. Fletcher currently serves as Director for The Pacific Horizon Funds, Inc.

(3)   Mr. Bottum currently also serves as Trustee for the Time Horizon Funds.

(4) Mr. Greeley currently also serves as Trustee for the Time Horizon Funds and the Master Investment Trust, Series I and Director for The Pacific Horizon Funds, Inc.

* Messrs. Carmichael and Privat each received $________ in compensation from the Trust for the fiscal year ended December 31, 1997.

** As of the fiscal year ended February 28, 1998, The Pacific Horizon Funds,
   Inc. had accrued on the part of all of its Directors an aggregate of $____________ in retirement benefits.

TRUST OFFICERS. The table below describes the officers of the Trust and their principal occupations during the past five years:


NAME AND AGE                   POSITION WITH TRUST  PRINCIPAL OCCUPATIONS
------------                   -------------------  ---------------------
Robert E. Greeley (66)              President       (see nominee table above)
Stephen M. Wynne (41)            Vice President     Executive Vice President and Chief Accounting
                                                    Officer (since 1993) and Senior Vice President and
                                                    Chief Accounting Officer (from 1991 to 1993) PFPC,
                                                    Inc.; Executive Vice President, PFPC International
                                                    (since 1995); Vice President and Chief Accounting
                                                    Officer, PNC Institutional Management Corp. (since
                                                    1987).

Cathy G. O'Kelly (44)               Secretary       Partner in the Law Firm of Vedder, Price, Kaufman
                                                    & Kammholz.

Jay F. Nusblatt (36)                Treasurer       Vice President and Director of Fund Accounting and
                                                    Administration, PFPC Inc. (since 1993); formerly
                                                    Assistant Vice President, Fund/Plan Services, Inc.
                                                    (from 1989 to 1993).

Gary M. Gardner (46)           Assistant Secretary  Chief Counsel-- Mutual Funds, PNC  Bank (since
                                                    1994); Associate General Counsel, The Boston
                                                    Company, Inc. (from 1992 to 1994); General
                                                    Counsel, SunAmerica Asset Management Inc. (from
                                                    1986 to 1992).

J. Robert Dugan (32)           Assistant Secretary  Counsel-- Mutual Funds, PNC Bank (since 1993);
                                                    Associate, Drinker Biddle and Reath (from 1990 to
                                                    1993).

Linda M. Kaufmann (33)         Assistant Treasurer  Vice President and Director of Fund Accounting and
                                                    Administration, PFPC, Inc. (since 1981).

The officers of the Trust are elected by the Board of the Trust on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDERS. On April 2, 1998 none of the Trustees and nominees owned beneficially any shares of any Fund [except _____.]

REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all of the Funds shall vote together as a single class for the Trustees.

THE BOARD OF TRUSTEES RECOMMENDS ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED MANAGEMENT AGREEMENT

INTRODUCTION. At the Meeting, shareholders of each Fund will be asked to vote on the approval of the Amended and Restated Management Agreement dated April 2, 1998 between RSIM and the Trust ("Amended and Restated Management Agreement"), which is summarized below. A copy of the Amended and Restated Management Agreement is attached to this Proxy Statement as Exhibit A, and the description of the Amendment and Restated Management Agreement which follows is qualified in its entirety by reference to Exhibit A.

As discussed above, as of March 1, 1998, Bank of America's investment advisory division was consolidated with RSIM and RSIM assumed the Management Agreement with the Funds. At its meeting held on April 2, 1998, the Board determined to call a shareholders meeting for the purpose of electing a new Board. Since this meeting represents the first meeting of shareholders of all the Funds after the shares of the Funds were first publicly offered, the Board deemed it appropriate to give shareholders the opportunity to consider the investment advisory agreement. In connection with this Meeting, the Board approved the Amended and Restated Management Agreement to incorporate into the agreement the change in the name of the manager to Robertson, Stephens & Company Investment Management, L.P., to clarify references to and about various parties and to modify its effective date. No other substantive changes were made.

Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this proxy statement, means: the lesser of (1) 67% of the voting securities of each Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. If the shareholders of any Fund were not to approve the Amended and Restated Management Agreement, then the Trustees would take such further action with respect to that Fund as they may deem to be in the best interest of the Fund.

DESCRIPTION OF THE AMENDED AND RESTATED MANAGEMENT AGREEMENT. RSIM currently acts as manager for the Funds under the Amended and Restated Management Agreement. Pursuant to the Amended and Restated Management Agreement, RSIM provides a continuous investment program for the Funds, including research and management of the Funds' investments and is responsible for, places orders for, and makes decisions with respect to, all purchases and sales of the Funds' securities. With respect to the Managed Bond Fund and the International Fund, RSIM oversees the performance of those Fund's sub-advisers, Scudder Kemper Investments, Inc. and Wellington Management Company, L.P., respectively. In providing management services to the Trust, RSIM may, pursuant to the Amended and Restated Management Agreement, use officers, and utilize the facilities, of wholly owned subsidiaries and other affiliates of RSIM or its parent corporation in providing management services to the Trust.

In addition, under the Amended and Restated Management Agreement, RSIM provides facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and provides all management services required for the operation of the business and affairs of the Fund or oversees the performance of various entities that RSIM has contracted to perform such services pursuant to the Amended and Restated Management Agreement. Specifically, the Manager of the Funds, pursuant to the authority granted in the Management Agreement entered into a Sub-Administration and Accounting Services Agreement dated February 27, 1997 (the "Sub-Administration and Accounting Services Agreement") between the Trust, Bank of America and PFPC, Inc. pursuant to which PFPC, Inc. currently provides certain administrative and accounting services to the Funds. RSIM also assumed the Sub-Administration and Accounting Services Agreement and will continue, pursuant to the Amended and Restated Management Agreement, to oversee PFPC's performance.

In return for the services provided by RSIM under the Amended and Restated Management Agreement, RSIM is entitled to receive fees from the Funds equal to the following percentages of the average net assets of each Fund on an annual basis: Money Market Fund, 0.22%; Managed Bond Fund, 0.37%; Capital Income Fund, 0.48%; Blue Chip Fund, 0.53%; Mid-Cap Equity Fund, 0.53%; Aggressive Growth Fund, 0.61%; and International Fund, 0.66%. The monthly fees charged by PFPC, Inc. under the Sub-Administration and Accounting Services Agreement are paid by RSIM.

The Amended and Restated Management Agreement provides that, if in any fiscal year the aggregate operating expenses of any Fund, other than interest, taxes, brokerage commissions and extraordinary expenses, exceed the following expense limitations, each Fund may deduct from the fees to be paid pursuant to this Agreement, or the Manager shall bear such excess, to the extent of its management fees with respect to such Fund for such year less 0.02% of the average net assets of the Fund for such year: Money Market Fund, 0.60%; Managed Bond Fund, 0.75%; Capital Income Fund, 0.89%; Blue Chip Fund, 0.94%; Mid-Cap Equity Fund, 0.94%; Aggressive Growth Fund, 1.03%; and International Fund, 1.24%. Such deduction or payment, if any, will be estimated and accrued daily and paid on a monthly basis.

For the fiscal period from March 1, 1997 (commencement of operations) through December 31, 1997, the Trust paid Bank of America and Bank of America waived the following amounts:


                                   TOTAL MANAGEMENT     TOTAL MANAGEMENT
FUND                                  FEES PAID           FEES WAIVED*
----                               ----------------      --------------
Money Market Fund                     $ 9,717.82           $ 9,717.82
Managed Bond Fund                     $ 9,212.45           $ 8,714.33
Capital Income Fund                   $38,337.46           $31,764.82
Blue Chip Fund                        $45,677.52           $35,308.77
Mid-Cap Equity Fund                   $31,979.32           $26,619.23
Aggressive Growth Fund                $34,343.06           $27,459.42
International Fund                    $36,581.58           $35,706.09

---------------------------

*Under the Amended and Restated Management Agreement, RSIM may terminate, reduce or increase its fee waiver at any time.

The Amended and Restated Management Agreement may be terminated at any time without cause upon 60 days' written notice, without penalty, by a majority vote of the Board or by a vote of a majority of the outstanding voting securities of a Fund, by RSIM, and automatically terminates in the event of its assignment as defined in the Investment Company Act of 1940.

The Amended and Restated Management Agreement provides that RSIM will not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the services provided pursuant to the investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

RSIM has acted as the manager for the Funds since it assumed the Management Agreement on March 1, 1998. Prior to March 1, 1998, Bank of America acted as manager for the Funds since their inception. The Amended and Restated Management Agreement is dated April 2, 1998, and was last approved by the Board on that date and continues until February 27, 1999. The Management Agreement was last approved by the Board on October 28, 1997 and by the initial shareholder of each of the Funds on February 27, 1997.

MANAGER. RSIM is engaged exclusively in providing investment advisory and management services to mutual funds, private investment pools (including hedge funds) and private accounts.

RSIM is a California limited partnership. The general partner of RSIM is Robertson, Stephens Investment Management Co. ("RSIM Co."). The sole limited partner of RSIM is RS Regulated I, L.L.C ("RSRI"). BankAmerica owns 100% of RSIM Co. and RSRI.

The names of the principal executive officers of RSIM as of April 2, 1998 were as follows:

                                                         OTHER BUSINESS
           NAME                POSITION WITH RSIM          CONNECTIONS           TYPE OF BUSINESS
           ----                ------------------     -----------------------    ----------------

George Randall Hecht               President          Executive Officer-Asset    Investment
                                                      Management, Bank of        Adviser/Bank
                                                      America

Paul Harbor Stephens               Chief Investment   Chief Investment Officer,  Investment Adviser
                                   Officer            RSIM

Dana K. Welch                      General Counsel    General Counsel,           Investment
                                   and Managing       BancAmerica Robertson      Banking/Broker
                                   Director           Stephens

Terry R. Otton                     Chief Financial    Chief Financial Officer    Investment
                                   Officer            and Managing Director,     Banking/Broker
                                                      BancAmerica Robertson
                                                      Stephens

The above persons may be reached c/o Robertson, Stephens & Company Investment Management, L.P., 555 California Street, San Francisco, California 94104.

Exhibit B sets forth the fees and other information relating to other investment companies with investment objectives similar to those of the Funds and advised by RSIM.

No officer or director of the Trust is an officer, employee, or general partner of RSIM.

THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED MANAGEMENT AGREEMENT.

                  PROPOSAL 3: APPROVAL OF INDEPENDENT AUDITORS

A majority of the members of the Board who are not "interested" persons of the Trust has recommended for approval the selection of Price Waterhouse LLP, independent auditors, to audit the books and records of the Funds for the current fiscal year. In connection with the consolidation of Bank of America's investment advisory division with RSIM, the Board has determined that it would be in the Funds' best interests to have the same independent auditors as the other funds in the Bank of America/Robertson Stephens Complex. Price Waterhouse LLP currently serves as independent auditors for The Pacific Horizon Funds, Inc., the Master Investment Trust, Series I, the World Horizon Funds and the Robertson Stephens Investment Trust. The Time Horizon Funds' shareholders are also being asked to approve the selection of Price Waterhouse as independent auditors. The selection of Price Waterhouse LLP as independent auditors of the Trust is being submitted to the shareholders for approval. The Board has been pleased with the services of the Funds' current independent auditors, but believes that the use of a single accounting firm for the entire Bank of America/Robertson Stephens Complex would benefit the Funds by providing economies of scale as well as allowing the Board to exercise better oversight of the Funds. Accordingly, the current independent auditors have tendered their resignation effective upon the vote of shareholders approving Price Waterhouse LLP as auditors. A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS.

GENERAL

The cost of preparing, printing and mailing the enclosed voting instructions/proxy, accompanying notice and proxy statement and all other costs associated with the solicitation of voting instructions/proxies including any additional solicitation made by letter, telephone or telegraph, will be paid by [the Trust]. In addition to solicitation by mail, certain officers and representatives of the Trust, officers, employees or agents of RSIM and Pacific Life and certain financial service firms and their representatives who will receive no extra compensation for their services may solicit proxies by telephone, telegraph, facsimile, Internet or personally.

Should contract owners require additional information regarding the voting instruction/proxy or replacement voting instruction/proxy cards, they may contact Pacific Life toll-free at 1-800-772-5558. Any voting instruction/proxy given by a contract owner is revocable as described below.

THE FUNDS PROVIDE PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION INCLUDING INVESTMENT RESULTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT FOR EACH FUND WITHOUT CHARGE BY CALLING 1-800-722-5558 OR BY WRITING PACIFIC INNOVATIONS TRUST, C/O PACIFIC LIFE, P.O. BOX 7187, PASADENA, CALIFORNIA, 91109-7187.

VOTING INFORMATION

Voting instructions/proxies are being solicited by the Board for use at the Meeting. The shares of the Funds are offered as an investment medium for variable annuity contracts offered by Pacific Life. For contract owners having account values invested in one or more of the Funds, Pacific Life is the owner of the shares, but is soliciting voting instructions from contract owners as to how such shares should be voted. All properly executed voting instructions/proxies received in time for the Meeting will be voted by Pacific Life as specified in the voting instructions/proxies or, if no specification is made, in favor of the election of nominees for Trustees referred to in the proxy statement, in favor of approval of the Amended and Restated Management Agreement and for the approval of Price Waterhouse, LLP as independent auditors for the current fiscal year. Consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, Pacific Life will vote shares held by its general account, the separate account and any of its subsidiaries on the proposals to be considered at the Meeting in proportion to the timely voting instructions it receives from contract owners. Voting instructions/proxies may be revoked at any time by (a) submitting a subsequently dated voting instruction/proxy or (b) by revoking in person at the time of the Meeting. Only a shareholder may execute or revoke a proxy. Therefore, a contract owner who has given voting instructions may revoke them only through Pacific Life.

The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Funds' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Funds' shareholders.

The Board of the Trust has fixed the close of business on April 2, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. As of April 2, 1998, the issued and outstanding shares of each Fund were as follows: Money Market Fund -- ; Managed Bond Fund -- ; Capital Income Fund -- ; Blue Chip Fund -- ; Mid-Cap Equity Fund -- ; Aggressive Growth Fund -- ; and International Fund -- .

The following table sets forth the holding of the shares of the Fund as of April 2, 1998, of each person known to own, control, or hold with power to vote 5 percent or more of each Fund's outstanding voting securities:


                                                                          SHARES     % OF SHARES
       FUND                               NAME                             OWNED     OUTSTANDING
       ----                               ----                             -----     -----------
Money Market Fund          Pacific Asset Management LLC ("PAM")             --
                           (a subsidiary of Pacific Life)

                           Pacific Life                                     --

Managed Bond Fund          PAM                                              --

                           Pacific Life                                     --

Capital Income Fund        PAM                                              --

                           Pacific Life                                     --

Blue Chip Fund             PAM                                              --

                           Pacific Life                                     --

Mid-Cap Equity Fund        PAM                                              --

                           Pacific Life                                     --

Aggressive Growth Fund     PAM                                              --

                           Pacific Life                                     --

International Fund         PAM

                           Pacific Life

Pacific Life is located at 700 Newport Center Drive, Newport Beach, California, 92660. RSIM, the Fund's adviser, is located at 555 California Street, San Francisco, California, 94104. Scudder Kemper Investments, Inc., the Managed Bond Fund's sub-adviser, is located at 345 Park Avenue, New York, New York, 10154. Wellington Management Company, LLP, the International Fund's sub-adviser, is located at 75 State Street, Boston, Massachusetts 02109. The Fund's distributor, Provident Distributors, Inc., is located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania, 19428. The Fund's sub-administrator, PFPC, Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

PROPOSALS OF SHAREHOLDERS

As a Delaware business trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholder meeting must be received by the Trust no later than four months prior to the date when the proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the voting instruction/proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment of the best interests of shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS/PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees

Cathy G. O'Kelly
Secretary

                                                                       EXHIBIT A


                    AMENDED AND RESTATED MANAGEMENT AGREEMENT


        This Amended and Restated Management Agreement is made as of April 2, 1998 between PACIFIC INNOVATIONS TRUST, a Delaware Business Trust (herein called the "Company"), and Robertson, Stephens & Company Investment Management LP, a California limited partnership (herein called the "Manager").

        WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

        WHEREAS, the Company wishes to retain the Manager under this Agreement to render investment advisory and management services to the portfolios of the Company known as the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, International Fund and Global Value Fund (the "Initial Funds", together with any other Company portfolios which may be established later and served by the Manager hereunder, being herein referred to collectively as the "Funds" and individually as a "Fund"); and

        WHEREAS, pursuant to a Distribution Agreement dated September 15, 1997 (the "Distribution Agreement") between the Company and Provident
Distributors, Inc. (the "Distributor"), the Company has retained the Distributor to provide for the sale and distribution of shares of beneficial interest of each Fund (herein collectively called "Shares"); and

        WHEREAS, the Company desires to retain the Manager to provide all investment management and administrative services for the Funds required by applicable law, and the Manager is willing to render such services and is registered under the Investment Advisers Act of 1940;

        NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

        1.     Appointment of Manager.

               (A) The Company hereby appoints the Manager as manager of each Fund on the terms and for the period set forth in this Agreement and the Manager hereby accepts such appointment and agrees to perform the services and duties set forth herein on the terms herein provided. The Manager may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to provide such services to the Company under applicable law and are under the common control of BankAmerica Corporation, provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) that such organized group of persons is managed at all times by authorized officers of the Manager, and (iii) the Manager remains obligated under Section 7 of this Agreement.

               (B) In the event that the Company establishes one or more portfolios other than the Initial Funds with respect to which it desires to retain the Manager to render investment advisory and management services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Company in writing whereupon such portfolio or portfolios shall become a Fund or Funds hereunder.

        2. Administrative Services and Duties. Subject to the supervision and control of the Company's Board of Trustees, the Manager shall provide to the Company facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by any sub-adviser appointed by the Board of Trustees (each a "Sub-adviser" and collectively the

"Sub-advisers"), those services to be provided by the Distributor pursuant to the Distribution Agreement, those services to be performed by PNC Bank, N.A. (the "Custodian"), pursuant to the Company's Custody Agreement those services to be performed by PFPC Inc. ("PFPC") pursuant to the Company's Sub-Administration and Accounting Services Agreement, those services to be performed by Pacific Life Insurance Company ("Pacific Life") pursuant to the Company's Support Services Agreement, those services to be provided by Pacific Life pursuant to the Company's Transfer Agency Agreement, and those services normally performed by the Company's counsel and auditors.

               (A) The Manager's oversight responsibilities shall include:

                      (1) Overseeing the performance of each Sub-adviser under its Sub-Advisory Agreement with respect to the Funds;

                      (2) Overseeing the performance of the Custodian under the Custody Agreement with respect to the Funds;

                      (3) Overseeing the performance of PFPC under Sub-Administration and Accounting Services Agreement with respect to the Funds; and

                      (4) Overseeing the performance of Pacific Life pursuant to the Support Services Agreement and Transfer Agency Agreement with respect to the Funds.

               (B) The Manager's other responsibilities shall include without limitation the following services:

                      (1) Providing a facility to receive purchase and redemption orders for Shares via toll-free telephone lines;

                      (2) Making available information concerning each Fund to its shareholders; distributing written communications to each Fund's shareholders such as periodic listings of each Fund's securities, annual and semi-annual reports, and prospectuses and supplements thereto; and handling shareholder problems and calls relating to administrative matters; and

                      (3) Providing and supervising the services of employees whose principal responsibility and function shall be to preserve and strengthen each Fund's relationships with its shareholders.

               (C) The Manager shall assure that persons are available to transmit redemption requests for Shares to the Company's transfer agent as promptly as practicable.

               (D) The Manager shall assure that persons are available to transmit orders accepted for the purchase of Shares to the transfer agent of the Company as promptly as practicable.

               (E) The Manager shall participate in the periodic updating of the Funds' prospectuses and statements of additional information and shall accumulate information for and, subject to approval by the Company's Treasurer and legal counsel, coordinate the preparation, filing, printing and dissemination of reports to the Funds' shareholders and the Securities and Exchange Commission (the "Commission"), including but not limited to annual reports and semi-annual reports on Form N-SAR, notices pursuant to Rule 24f-2 and proxy materials pertaining to the Funds, and any supplements to any of the foregoing.

               (F) The Manager shall calculate dividends and capital gain distributions to be paid by each Fund in conformity with subchapter M and
Section 817(h) of the Internal Revenue Code of 1986, as amended.

               (G) The Manager shall pay all costs and expenses of maintaining the offices of the Company, wherever located, and shall arrange for payment by the Company of all expenses payable by the Company.

               (H) The Manager, after consultation with legal counsel for the Company, shall determine the jurisdictions in which the Shares shall be registered or qualified for sale, if any, and, in connection therewith, shall be responsible for the maintenance of the registration or qualification of the Shares for sale under the securities laws of any such state. Payment of any Share registration fees and any fees for qualifying or continuing the qualification of the Company shall be made by the Company.

               (I) The Manager shall maintain such other books and records with respect to the Funds as may be required by law or may be required for the proper operation of the business and affairs of the Funds, other than those required to be maintained under any Sub-Advisory Agreements to which the Company is a party, the Custodian Agreement, the Sub-Administration and Accounting Services Agreement, the Support Services Agreement and the Transfer Agency Agreement, and by the Manager under Section 3 of this Agreement. Without limiting the foregoing, the Manager shall be responsible for the proper maintenance of the records to be maintained by the Company, throughout the term of this Agreement.

               (J) The Manager shall prepare the Funds' federal, state and local income tax returns.

               (K) The Manager shall prepare and, subject to approval of the Company's Treasurer, disseminate to the Company's trustees each Fund's quarterly financial statements and schedules of investments, and shall prepare such other reports relating to the business and affairs of the Funds (not otherwise appropriately prepared by the Company's counsel, auditors or other Company service providers) as the officers and trustees of the Company may from time to time reasonably request in connection with performance of their duties.

               (L) The Manager shall assist the Custodian, Transfer Agent, counsel and auditors as required to carry out the business and operations of the Funds.

        3. Investment Services and Duties. Subject to the supervision of the Company's Board of Trustees, the Manager shall provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Manager shall determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to each Fund. The Manager shall provide the services under this Section 3 in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' then current registration statement and resolutions of the Company's Board of Trustees and all applicable state and federal law or rules.

               (A) The Manager shall use the same skill and care in providing services under this Section 3 as it uses in providing services to fiduciary accounts for which it has investment responsibilities.

               (B) The Manager shall place all orders for the purchase and sale of portfolio securities for the account of the each Fund with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction the Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or any affiliate of the Manager exercise investment discretion. The Manager is authorized, subject to the prior approval of the Company's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to that Fund and to the Company. In no instance may portfolio securities be purchased from or sold to the Manager, any sub-adviser, or an affiliated person of any of them acting as principal or as broker, except as permitted by law. In executing portfolio transactions for the Funds the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other investment portfolios and its other clients where such aggregation is not inconsistent with the policies set forth in the Company's registration statement. In such event, the Manager shall allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

               (C) In performing the investment advisory services hereunder, the Manager is authorized to purchase, sell or otherwise deal with securities or other instruments for which (i) the Manager or any Sub-adviser, (ii) any affiliate of the Manager or any Sub-adviser, (iii) an entity in which the Manager or any Sub-adviser has a direct or indirect interest, and (iv) another member of a syndicate or other intermediary (where an entity referred to in (i), (ii) or (iii) above was a member of the syndicate), has acted, now acts or in the future will act as an underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, whether the purchase, sale or other dealing occurs during the life of the syndicate or after the close of the syndicate, provided such purchase, sale or dealing is permitted under the 1940 Act and the rules thereunder. Insofar as permitted by law, any rules of or under applicable law prohibiting or restricting in any way an agent or fiduciary from dealing with itself or from dealing with respect to any matter in which it may or does have a personal interest shall not apply to the Manager, to the extent its actions are authorized under this paragraph.

               (D) The Manager shall maintain books and records with respect to the securities transactions of the Company, and furnish the Company's Board of Trustees such periodic and special reports as the Board may request.

               (E) The Manager shall maintain a policy and practice of conducting its investment advisory operations independently of its affiliate's commercial banking operations. When the Manager makes investment recommendations for a Fund, its investment advisory personnel shall not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of its affiliate's commercial department. In dealing with commercial customers, such affiliate's commercial department shall not inquire or take into consideration whether securities of those customers are held by the Funds except as required by law.

               (F) The Manager shall review, monitor and report to the Board of Trustees regarding the performance and investment practices, strategies, and procedures of the Manager and any Sub-adviser appointed by the Board of Trustees, and shall assist and consult with any Sub-adviser in connection with the Fund's continuous investment program.

        4. Compliance with Governing Instruments and Laws. In performing its duties as Manager for the Funds, the Manager shall act in conformity with the Company's Declaration of Trust, Bylaws, prospectuses and statements of additional information, and the instructions and directions of the Board of Trustees of the Company. In addition, the Manager shall conform to and comply with the requirements of the 1940 Act, the Rules and Regulations of the Commission, and all other applicable federal or state laws and regulations, including, but not limited to, Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Section 817(h) of Subchapter L of the Code.

        5. Services Not Exclusive. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent. The services furnished by the Manager hereunder are not deemed exclusive, and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

        6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Manager agrees to obtain all Company records held by any subcontractor upon the termination of such subcontractor. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act. The Company shall have the right to inspect, audit or request copies of any and all records pertaining to this Agreement.

        7. Subcontractors. It is understood that the Manager may from time to time employ or associate with itself such person or persons as the Manager may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Manager. Without limiting the generality of the foregoing, it is understood that the Manager and the Company intend to enter into an agreement with PFPC under which PFPC will provide certain administration services to the Company ("subadministration services"), and that the Manager shall pay PFPC for the provision of such subadministration services. It is understood that the Manager shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. It is also understood that the Manager and the Company intend to enter into an agreement with PFPC under which PFPC will provide certain accounting, bookkeeping, pricing and dividend distribution calculation services ("accounting services") with respect to the Funds, and that the Funds shall pay PFPC for the provision of such accounting services.

        8. Expenses Assumed as Manager. Except as otherwise stated in this Agreement, the Manager shall pay all expenses incurred by it in performing its services and duties hereunder as Manager including the fees of any sub-adviser and the cost of any independent pricing service used in connection with the Funds (other than the cost of securities purchased for the Company). The Company shall bear other expenses incurred in the operation of the Funds, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of trustees who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Manager or any of its affiliates, Commission fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs of preparing and printing prospectuses or any supplements or amendments thereto necessary for the continued effective registration of the Shares under federal or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders of the Funds described therein, costs of shareholders' reports and meetings, and any extraordinary expenses.

        9. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Manager a fee, computed daily and payable monthly, at the following annual rates of the average net assets of each Fund: Money Market Fund - .22%; Managed Bond Fund - .37%; Capital Income Fund - .48%; Mid-Cap Equity Fund - .53%; Blue Chip Fund - .53%; Aggressive Growth Fund - .61%; and International Fund - .66%. Such fee as is attributable to each Fund shall be a separate (and not joint or joint and several) obligation of each such Fund. Notwithstanding anything to the contrary herein, if in any fiscal year the aggregate operating expenses of any Fund, other than interest, taxes, brokerage commissions and extraordinary expenses, exceed the following expense limitations, the Company may deduct from the fees to be paid pursuant to this Agreement, or the Manager shall bear such excess, to the extent of its management fees with respect to such Fund for such year less 0.02% of the average net assets of the Fund for such year: Money Market Fund -
 .60%; Managed Bond Fund - .75%; Capital Income Fund - .87%; Blue Chip Fund - .94%; Mid-Cap Equity Fund - .94%; Aggressive Growth Fund - 1.03%; and
International Fund - 1.24%. Such deduction or payment, if any, will be estimated and accrued daily and paid on a monthly basis.

        10. Confidentiality. The Manager shall treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior or present shareholders or those persons or entities who respond to the Distributor's inquiries concerning investment in the Company, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Company except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Manager from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Company shareholders or those persons or entities who have responded to inquiries with respect to the Funds.

        11. Limitations of Liability. Subject to the provisions of this Agreement concerning the Manager's responsibilities for the acts and omissions of persons employed or associated with the Manager, the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Manager, who may be or become an officer, director, employee or agent of the Company, shall be deemed, when rendering services to the Company or to any Fund, or acting on any business of the Company or of any Fund (other than services or business in connection with the Manager's duties as Manager hereunder or under any other agreement with the Company) to be rendering such services to or acting solely for the Company or Fund and not as an officer, director, employee or agent or one under the control or direction of the Manager even though paid by the Manager.

        The Manager acknowledges and agrees that the Declaration of Trust of the Company provides that the Trustees of the Company and the officers of the Company executing this Agreement on behalf of the Company shall not be personally bound hereby or liable hereunder, nor shall resort be had to their private property or the private property of the shareholders of the Company for the satisfaction of any claim or obligation under this Agreement.

        12. Duration or Termination. This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue until February 27, 1999. Thereafter, this Agreement will be extended with respect to a particular Fund for successive one-year periods ending on October 31st of each year, provided each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated by the Company at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to the Manager, or by the Manager at any time, without the payment of penalty, on 60 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

        13. Names. The name "Pacific Innovations Trust, a Delaware Business Trust" refers to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated September 25, 1996, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Company. The trustees, officers, employees and agents of the Company shall not personally be bound by or liable under any written obligation, contract, instrument, certificate or other interest or undertaking of the Company made by the trustees or by an officer, employee or agent of the Company, in his or her capacity as such, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder. All persons dealing with any series or class of shares of the Company may enforce claims against the Company only against the assets belonging to such series or class.

        14. Notices. Notices of any kind to be given to the Company hereunder by the Manager shall be in writing and shall be duly given if mailed or delivered to the Company at the following:

                      Pacific Innovations Trust, a
                      Delaware Business Trust
                      c/o PFPC Inc.
                      103 Bellevue Parkway
                      Wilmington, Delaware  19809

                      With a copy to:

                      Cathy O'Kelly, Esq.
                      Vedder, Price, Kaufman & Kammholz
                      222 N. LaSalle, 26th Floor
                      Chicago, Illinois  60601

or at such other address or to such individual as shall be so specified by the Company to the Manager. Notices of any kind to be given to the Manager hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Manager at:

                      Robertson, Stephens & Company
                        Investment Management, L.P.
                      555 California St., 8th Floor
                      San Francisco, CA  94104
                      Attn:  Dana Welch

or at such other address or to such individual as shall be so specified by the Manager to the Company.

        15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 12 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Commission thereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        PACIFIC INNOVATIONS TRUST, A
                                        DELAWARE BUSINESS TRUST



                                        By:
                                           -------------------------------------
                                                  President


Attest:
       -------------------------------
               Secretary



                                        ROBERTSON, STEPHENS & COMPANY INVESTMENT
                                        MANAGEMENT, L.P.



                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

Attest:
       -------------------------------
Title:
       -------------------------------

                                                                       EXHIBIT B


                         COMPARABLE INVESTMENT COMPANIES
                                 ADVISED BY RSIM


        As of __________ __, 1998 RSIM or an affiliate managed the following are open- and closed-end funds with investment objectives similar to the Funds, for whom RSIM provided advisory services:


                                 NET
                             ASSETS AS OF                ADVISORY COMPENSATION
                          ________ __, 1998         ON AN ANNUAL BASIS BASED ON THE
 NAME                       (000 OMITTED)          VALUE OF AVERAGE DAILY NET ASSETS
 ----                       -------------          ---------------------------------





                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                         Money Market Fund (the "Fund")

The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on May 18, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.

1. Election of Trustees: Leonard B. Auerbach, Edward S. Bottum, Douglas B. Fletcher, John W. Glynn, Jr., Robert E. Greeley, Harold T. Joanning, James K. Peterson, Andrew Pilara, Cornelius J. Pings

        _______FOR    __________  WITHHOLD ALL

        (Instruction: To withhold authority to vote for any individual strike line through the nominee's name in the list above.)

2. To approve the Amended and Restated Management Agreement between the Trust and Robertson, Stephens & Company Investment Management, L.P.

        _______FOR    __________  AGAINST          __________  ABSTAIN

3. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______FOR    __________  AGAINST          __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                           Receipt of the Notice of Meeting and
                                       Proxy Statement is hereby acknowledged:
                                       Dated:  ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                       ---------------------------------------

                                       ---------------------------------------

All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State     Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                         Managed Bond Fund (the "Fund")

The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on May 18, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.

1. Election of Trustees: Leonard B. Auerbach, Edward S. Bottum, Douglas B. Fletcher, John W. Glynn, Jr., Robert E. Greeley, Harold T. Joanning, James K. Peterson, Andrew Pilara, Cornelius J. Pings

         _______  FOR _______  WITHHOLD ALL

        (Instruction: To withhold authority to vote for any individual strike line through the nominee's name in the list above.)

2. To approve the Amended and Restated Management Agreement between the Trust and Robertson, Stephens & Company Investment Management, L.P.

        _______  FOR         _______  AGAINST      ______  ABSTAIN

3. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______  FOR         ________  AGAINST     _______  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                             Receipt of the Notice of Meeting and
                                         Proxy Statement is hereby acknowledged:
                                         Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                         ---------------------------------------

                                         ---------------------------------------

All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State     Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                        Capital Income Fund (the "Fund")


The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on May 18, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.

1. Election of Trustees: Leonard B. Auerbach, Edward S. Bottum, Douglas B. Fletcher, John W. Glynn, Jr., Robert E. Greeley, Harold T. Joanning, James K. Peterson, Andrew Pilara, Cornelius J. Pings

        _______FOR     __________  WITHHOLD ALL

        (Instruction: To withhold authority to vote for any individual strike line through the nominee's name in the list above.)

2. To approve the Amended and Restated Management Agreement between the Trust and Robertson, Stephens & Company Investment Management, L.P.

        _______FOR        __________  AGAINST         __________  ABSTAIN

3. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______FOR        __________  AGAINST         __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                             Receipt of the Notice of Meeting and
                                         Proxy Statement is hereby acknowledged:
                                         Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                         ---------------------------------------

                                         ---------------------------------------


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                         International Fund (the "Fund")


The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on May 18, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.

1. Election of Trustees: Leonard B. Auerbach, Edward S. Bottum, Douglas B. Fletcher, John W. Glynn, Jr., Robert E. Greeley, Harold T. Joanning, James K. Peterson, Andrew Pilara, Cornelius J. Pings

        _______FOR        __________  WITHHOLD ALL

        (Instruction: To withhold authority to vote for any individual strike line through the nominee's name inthe list above.)

2. To approve the Amended and Restated Management Agreement between the Trust and Robertson, Stephens & Company Investment Management, L.P.

        _______FOR        __________  AGAINST         __________  ABSTAIN

3. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______FOR        __________  AGAINST         __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                            Receipt of the Notice of Meeting and
                                        Proxy Statement is hereby acknowledged:
                                        Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                        ----------------------------------------

                                        ----------------------------------------


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                       Aggressive Growth Fund (the "Fund")


The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on May 18, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.

1. Election of Trustees: Leonard B. Auerbach, Edward S. Bottum, Douglas B. Fletcher, John W. Glynn, Jr., Robert E. Greeley, Harold T. Joanning, James K. Peterson, Andrew Pilara, Cornelius J. Pings

        _______  FOR         ________  WITHHOLD ALL

        (Instruction: To withhold authority to vote for any individual strike line through the nominee's name in the list above.)

2. To approve the Amended and Restated Management Agreement between the Trust and Robertson, Stephens & Company Investment Management, L.P.

        _______  FOR         ________  AGAINST            _________  ABSTAIN

3. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______  FOR         ________   AGAINST           __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                            Receipt of the Notice of Meeting and
                                        Proxy Statement is hereby acknowledged:
                                        Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                        ----------------------------------------

                                        ----------------------------------------


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                           Blue Chip Fund (the "Fund")

The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on May 18, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.

1. Election of Trustees: Leonard B. Auerbach, Edward S. Bottum, Douglas B. Fletcher, John W. Glynn, Jr., Robert E. Greeley, Harold T. Joanning, James K. Peterson, Andrew Pilara, Cornelius J. Pings

        _______FOR    __________  WITHHOLD ALL

        Instruction: To withhold authority to vote for any individual strike line through the nominee's name in the list above.)

2. To approve the Amended and Restated Management Agreement between the Trust and Robertson, Stephens & Company Investment Management, L.P.

        _______FOR    __________  AGAINST          __________  ABSTAIN

3. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______FOR    __________  AGAINST          __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                            Receipt of the Notice of Meeting and
                                        Proxy Statement is hereby acknowledged:
                                        Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                        ----------------------------------------

                                        ----------------------------------------


All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip

                           VOTING INSTRUCTION / PROXY
                            Pacific Innovations Trust
                        Mid-Cap Equity Fund (the "Fund")


The undersigned owner of a variable annuity contract ("Variable Contract") issued by Pacific Life Insurance Company ("Pacific Life") and funded by a separate account of Pacific Life, hereby instructs Pacific Life or its designated attorneys and proxies, on behalf of the separate account to vote the shares of the Fund attributable to his or her Variable Contract at the special meeting of shareholders of Pacific Innovations Trust (the "Trust"), to be held at 9:00 a.m. Eastern Time, on May 18, 1998, at the offices of the Fund, 400 Bellevue Parkway, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below, with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Life or its designated attorneys and proxies upon such matters as may properly come before the meeting and at any adjournment thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS AND THE ELECTION OF THE NOMINEES AS TRUSTEES. PLEASE VOTE BY CHECKING YOUR RESPONSE.

1. Election of Trustees: Leonard B. Auerbach, Edward S. Bottum, Douglas B. Fletcher, John W. Glynn, Jr., Robert E. Greeley, Harold T. Joanning, James K. Peterson, Andrew Pilara, Cornelius J. Pings

        _______FOR    __________  WITHHOLD ALL

        Instruction: To withhold authority to vote for any individual strike line through the nominee's name in the list above.)

2. To approve the Amended and Restated Management Agreement between the Trust and Robertson, Stephens & Company Investment Management, L.P.

        _______FOR    __________  AGAINST          __________  ABSTAIN

3. To approve the selection of Price Waterhouse LLP as independent auditors for the current fiscal year.

        _______FOR    __________  AGAINST          __________  ABSTAIN

This voting instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSALS. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

Contract(s):                            Receipt of the Notice of Meeting and
                                        Proxy Statement is hereby acknowledged:
                                        Dated: ____________________, 1998

Shares:  XXXXXXXXX.XXXX
                                        ----------------------------------------

                                        ----------------------------------------



All designated owners of the Variable Contract(s) shown on this voting instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer or a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

First Name Middle Initial Last Name (Owner)
First Name, Middle Initial Last Name (Joint Owner)
Address
Address
City, State Zip